Exhibit 99.1

The Registrant hereby agrees to furnish a copy of the Consent and Waiver between the Company and each of Stern Family Partners LP, Bulldog Investors, HBK Master Fund L.P., Securis 1 Master Fund and United Noteholders LLC, effective as of April 30, 2010, to the Commission upon request.

UNITED INSURANCE HOLDINGS CORP.

By:	/s/ Joseph R. Peiso
Name: Joseph R. Peiso
Title: Chief Financial Officer